POST-INTEGRATION BUSINESS UPDATE February 15, 2018 Exhibit 99.1

SAFE HARBOR STATEMENT

Kraft Heinz

This webcast presentation contains a number of forward-looking statements. Words such as “build,” “drive,” “invent,” “innovate,” “expand,” “optimize,” “invest,” “launch,” “grow,” “execute,” “enable,” “continue,” “expect,” “opportunity,” “deliver,” “strengthen,” “leverage,” “will,” and variations of such words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding Kraft Heinz’s plans, savings, e-commerce developments, investments, execution, sales, risk, growth, leverage, return of capital, innovation, anchor shareholders, cash flows,planning, credit rating, brands and efficiencies. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond Kraft Heinz’s control. Important factors that affect Kraft Heinz’s business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, operating in a highly competitive industry; changes in the retail landscape or the loss of key retail customers; Kraft Heinz's ability to maintain, extend and expand Kraft Heinz's reputation and brand image; the impacts of Kraft Heinz's international operations; Kraft Heinz's ability to leverage Kraft Heinz's brand value; Kraft Heinz's ability to predict, identify and interpret changes in consumer preferences and demand; Kraft Heinz's ability to drive revenue growth in Kraft Heinz's key product categories, increase Kraft Heinz's market share, or add products; an impairment of the carrying value of goodwill or other indefinite-lived intangible assets; volatility in commodity, energy and other input costs; changes in Kraft Heinz's management team or other key personnel; Kraft Heinz's ability to realize the anticipated benefits from Kraft Heinz's cost savings initiatives; changes in relationships with significant customers and suppliers; the execution of Kraft Heinz's international expansion strategy; tax law changes or interpretations; legal claims or other regulatory enforcement actions; product recalls or product liability claims; unanticipated business disruptions; Kraft Heinz's ability to complete or realize the benefits from potential and completed acquisitions, alliances, divestitures or joint ventures; economic and political conditions in the United States and in various other nations in which Kraft Heinz operates; the volatility of capital markets; increased pension, labor and people-related expenses; volatility in the market value of all or a portion of the derivatives Kraft Heinz uses; exchange rate fluctuations; risks associated with information technology and systems, including service interruptions, misappropriation of data or breaches of security; Kraft Heinz's inability to protect intellectual property rights; impacts of natural events in the locations in which Kraft Heinz or its customers, suppliers or regulators operate; Kraft Heinz's indebtedness and ability to pay such indebtedness; Kraft Heinz’s ownership structure; the impact of future sales of Kraft Heinz's common stock in the public markets; Kraft Heinz's ability to continue to pay a regular dividend; changes in laws and regulations; restatements of Kraft Heinz's consolidated financial statements; and other factors. For additional information on these and other factors that could affect Kraft Heinz’s forward-looking statements, see Kraft Heinz’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission, including Kraft Heinz's most recently filed Annual Report on Form 10-K. Kraft Heinz disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Market Data

This webcast includes market and industry data and forecasts that have been obtained from internal reports as well as third-party market research, publicly available information and industry publications. While information is obtained from third-party sources believed to be reliable as of the date hereof, there can be no assurance as to the accuracy or completeness of such included information. While Kraft Heinz has taken reasonable steps to ensure that the information is extracted accurately and in its proper context, it has not independently verified any of the data from third party sources or ascertained the underlying economic assumptions relied upon therein.

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3 A UNIQUE OPPORTUNITY IN CONSUMER STAPLES Bernardo Hees Chief Executive Officer

Note: Brand sales reflect total retail sales under brand umbrella. *Based on retail and foodservice sales. 4 AN UNPARALLELED PORTFOLIO OF LEADING BRANDS $1bn+ Brands* $500m - $1bn+ Brands Selected $100m – $500m Brands

A PORTFOLIO THAT FITS CONSUMERS' LIVES



FOOD & COOKING INTEREST
HOLIDAY ENTHUSIASTS
ENGAGERS
Cheese Interests
Recipes w/ Fruit
Recipe Seekers
Meat Interests
Breakfast Interests
X-mas Planners
4th of July Planners
Kraft Recipe Visitors
Kraft
Site Action Takers
Appetizer Interests
Fish Interests
Dinner Interests
Snackers
Spicy Interests
Big Game Planners
Easter Planners
Spanish Language Consumers
Kraft
comidakraft.com
Spanish Language Mobile Visitors
Planters Interests
Lunch Interests
Dessert Interests
Pizza Interests
Pasta Interests
Halloween Planners
Thanksgiving Planners
Kraft Propensity
Kraft Loyalists
EMAIL
Side Dish Interests
Entree Interests
Quick & Easy Recipes
Potato Interests
Condiment Lovers
KraftHeinz
HAND "KRAFTED" AUDIENCES
Kraft Mobile Visitor
Socially Active
Recipes w/ Veggies
Grilling Interests
Salad/Dressing Interests
Beverage Interests
Baking Interests
Budget Friendly
Healthy Living
Kid Friendly
Kid Friendly
Party & Entertaining Enthusiasts
FOOD & COOKING INTEREST
ENGAGERS
LIFESTYLE
FOOD & COOKING INTEREST
LIFESTYLE ATTRIBUTES

5

Note: Shading represents KHC existing footprint 6 A STRONG GLOBAL FOOTPRINT CANADA $2.2bn Net Sales 2 Factories ~2K Full Time Employees US $18.4bn Net Sales 42 Factories ~21K Full Time Employees EUROPE $2.4bn Net Sales 11 Factories ~5K Full Time Employees AMEA $2.4bn Net Sales 23 Factories ~10K Full Time Employees LATAM $0.8bn Net Sales 5 Factories ~4K Full Time Employees A global food powerhouse with a North America stronghold

Note: Country list is selective, not exhaustive 7 UNIQUE OPPORTUNITIES FOR GLOBAL EXPANSION Condiments & Sauces Cheese Nuts Meals Baby Food Foodservice United States Canada UK, Ireland Germany Italy Poland Russia Middle East / Africa Australia, New Zealand China Japan, Korea India Indonesia Brazil Mexico Established, robust Narrow and/or recent CATEGORY PRESENCE

Data as of 12/30/2017 8 UNIQUE, OWNER-OPERATOR MODEL 26.7% ownership BERKSHIRE HATHAWAY 23.9% ownership 3G CAPITAL 0.2% ownership (~1.0%, diluted basis) MANAGEMENT 49.2% ownership PUBLIC INVESTORS Owners of great businesses and brands Long-term time horizon Equity-based compensation based on 5-year cliff vesting Senior management includes partners of 3G Capital Mix of short, medium and long-term investment horizons Anchor Shareholders

9 PURPOSE-LED VISION Bernardo Hees Chief Executive Officer

10 THE KRAFT HEINZ VISION What does The Best mean? Top Brands Highest Quality Most Talented People Most Profitable What does Growing a Better World mean? Working to improve our planet, people and communities Committed to responsible, sustainable practices Continuously looking for better ways to operate

Better Environment Source: The Kraft Heinz Company 2017 Corporate Social Responsibility Report 11 CORPORATE SOCIAL RESPONSIBILITY AT KRAFT HEINZ Better Supply Chain Better Products Better Communities 2017 2018 2020 2021 2023 2025 1 Bn Deliver 1 billion nutritious meals to people in need 100% Achieve 100% traceability to the mill of origin for palm oil 100% Reach 100 percent gestation stall-free housing for pregnant sows 100% Source 100 percent of eggs from cage-free hens 70% Achieve 70 percent compliance with Global Nutrition Guidelines 15% Reduce GHGs, energy, water and waste by 15 percent in manufacturing sites 100% Source 100 percent RSPO-certified sustainable palm oil

12 OUR APPROACH TO FIGHTING HUNGER End World Hunger Providing improved food access & security as well as sustainable solution to help break cycles of hunger A Culture of Volunteerism In 2016, Kraft Heinz employees packaged nearly 3 million meals for people in need Building Communities Acting as a driving force for positive change through community investments & cause marketing partnerships 1 Billion Meals by 2021 Source: The Kraft Heinz Company 2017 Corporate Social Responsibility Report

13 BUILDING BETTER COMMUNITIES THROUGH SCALE RETAIL ACTIVITIES Since 2006, KHC has awarded nearly $4 million to 98 communities in Canada Since 2015, KHC has awarded more than $1 million to communities in the United States Kraft Hockeyville Selfie for Good Project Play Canada Cans for Good New Zealand Source: The Kraft Heinz Company 2017 Corporate Social Responsibility Report

14 ADAPTING & MODERNIZING FOR SUSTAINABLE GROWTH Bernardo Hees Chief Executive Officer

MARKETPLACE EVOLUTION: 5 YEARS AGO

KraftHeinz

5 YEARS AGO

CONSUMER	CUSTOMER	COMMUNICATION
Barbell economy driving consumers to value and premium offerings Millennials beginning to redefine "mainstream" Ethnic cohorts driving most of population growth	Fewer shopping trips, less spent per trip Channel migration to club stores, dollar stores	Cable proliferation fragmenting audiences Digital surpassing Television Declining attention spans
INDUSTRY NEED TO ADAPT		
Ensure entry-mainstream-premium presence within core categories Extend innovation to product renovation Bolder flavor profiles	Focus on trade promotion effectiveness and efficiency Develop channel-specific price-pack architecture	Adjust message to new mediums Build digital advertising platform and infrastructure Buy media efficiently

15

MARKETPLACE EVOLUTION: TODAY

TODAY

CONSUMER	CUSTOMER	COMMUNICATION
Expectations for fresher, less processed products as the new norm Focus on authenticity, personalization and experience Snack-based and on-the-go consumption patterns	Expansion into ecommerce capabilities as a competitive necessity Incumbent retailer focus on price and price point Renewed emphasis on Private Label to differentiate retail banners	Shift to Mobile further fragmenting audiences Additional decline in attention spans Decreasing effectiveness of promotion-based advertising
INDUSTRY NEED TO ADAPT		
Balance innovation and product renovation (Re)Define occasion-based brand relevance	Channel-specific price-pack architecture Personalize consumer-driven trade initiatives	Maximize marketing ROI through efficiency and effectiveness Target individuals across mediums / medium-agnostic basis

16

17 KEY INSIGHTS Into the next generation of transformational end market change  All driven by the consumer  Transition from discrete factors to more connected forces Challenge for branded consumer products makers is the same  Adapt quickly and stay relevant … in all retail channels  Pace of change and starting points vary by market Companies that are data- and consumer-driven will have an edge in the marketplace  Size matters relatively less than skill, speed  Scalability + Focus on Profitable Sales = Sustainability

18 KEY INITIATIVES TO DRIVE SUSTAINABLE GROWTH Data-Driven Marketing for Competitive Advantage Brand Building Through Innovation, Renovation & Investment Reinvent Category Management Expand Go-To-Market Capabilities Create Best-in-Class Operations Recruit, Develop, & Align our People 1 2 3 4 5 6

19 Data-Driven Marketing for Competitive Advantage 1 Magen Hanrahan U.S. Head of Media, Creative Services, and Marketing Services

20 JOURNEY TO BE THE #1 DATA-DRIVEN MARKETER Data-Driven Marketing for Competitive Advantage What does it mean to be Data-Driven at ?  Deploying data to inform people-centric planning and buying decisions  Defining and improving quality  Measuring performance and providing transparency  Reducing waste & delivering the strategic target to generate near term sales  Reaching the right person, with the right message at the right moment 1

21 SUCCESS BUILT ON FOUR CORE ELEMENTS Data-Driven Marketing for Competitive Advantage PEOPLEINFRASTRUCTURE DATA RESULTS 1

22 STARTING POINT IS AN ADVANTAGED FOUNDATION Data-Driven Marketing for Competitive Advantage PEOPLE INFRASTRUCTURE DATA RESULTS Building scalable, appropriate solutions for the business 1 Rooted in Planning Fundamentals Consumer Driven Data-Backed Built in Flexibility Maximize ROI 2 Supported by Proprietary Data Sources KraftRecipes.com Email & Social Chains Shopper Card Data Food & Family Magazine 3 Augmented by Social Intelligence 1

CROSS CHANNEL PROGRAMS ARE RICH 1ST PARTY DATA SOURCES

KraftHeinz



Kraft
Recipes
Products
Tips & Ideas
Coupons
Subscribe
S'mores Ice Cream Cake
Recipe of the Day
Today
Great Recipes for Easy and Delicious Meals
food&family
inspired
IDEAS FOR FALL
just for you!
try these recipes—we know you'll love them!

1B+ organic social impressions served

50K recipes professionally developed

726 videos

11M+ average monthly unique visitors

3rd largest CPG site

1+ million paying print magazine subscribers

10.3+ million consumers via email

INFRASTRUCTURE

DATA

PEOPLE

RESULTS

Data-Driven Marketing for Competitive Advantage **1**

Sources: ComScore December 2017 (Multi-platform, Mobile), Brightcove Reporting Suite 2015 ,AAM Alliance for Audited Media, Kraft Internal Data, Social Data as of 5/15/2016

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Industry  Purchased audience data Unit by Unit analysis Maximum flexibility Demo Driven Daypart Analysis  Quarterly Flexibility  Balance mass reach & precision  Organization / Activation of 1st Party Data Comprehensive data transparency  Emphasis on broad reach  Limited, if any, 1st Party Data  Limited data visibility  Leverage 1st Party data  Purchased-based targeting  Partnerships to test addressable print Utilize 3rd Party Data Supplier General Demo or Life Style targeting  Limited, if any, 1st party data activation 24 OUR INNOVATIVE DATA CAPABILITIES ARE REDEFINING OUR APPROACH Data-Driven Marketing for Competitive Advantage PEOPLE INFRASTRUCTURE DATA RESULTS rethink 1 invent 2 integrate 3 prioritize 4 synthesize 5 Our proprietary & distinctive use of data is disrupting the approach 1 based on our Kraft Recipes Data

IMPROVED CAMPAIGN EFFECTIVENESS Source: Sales Impact Analysis 08/7/2017 – 09/30/2017 25 EXTENDING AUDIENCE REACH THROUGH DATA MODELING Data-Driven Marketing for Competitive Advantage 1 Created new audiences modeled from key Velveeta buyer attributes and behaviors to extend reach against the right people RESULTS: +37% increase in impressions to the right people via modeling Effectiveness Return on Ad Spend Demo Velveeta Buyers Modeled Vel Buyers PEOPLE INFRASTRUCTURE DATA RESULTS Velveeta Buyers Purchased Based Data Universe Data Universe across multiple data sets 3 Newly Modeled Velveeta audience segments

26 Data-Driven Marketing for Competitive Advantage PEOPLE INFRASTRUCTURE DATA RESULTS OUR PEOPLE ARE THE CRITICAL ELEMENT TO FLAWLESS EXECUTION Trust Find agency partners who want to be trusted advisors Alignment 100% buy-in from president to brand teams with full understanding of tradeoffs Unique Using brand-specific measurement and data to validate decisions Rituals & Routines Fostering an environment that integrates new information into feedback cycle Transparency Confidence of brand teams that media plans will deliver on goals Learning Ongoing training & talent development 1

DOLLAR SALES IMPACT Average dollar purchases per household, including non-buyers Data from 10/2/2015 – 01/23/2016 27 Data-Driven Marketing for Competitive Advantage BRINGING IT ALL TOGETHER TO DELIVER RESULTS 1 +$0.26+$0.28+$0.16 PEOPLE INFRASTRUCTURE DATA RESULTS Unexposed Exposed Q u ic k & Eas y K id F ri e n d ly E n te rta in in g

COST PER IMPRESSION % QUALITY IMPRESSIONS RETURN ON AD SPEND (ROAS) MEDIA MIX TV Digital Print TV Digital Print Note: Results reflect US business 28 Data-Driven Marketing for Competitive Advantage PEOPLE INFRASTRUCTURE DATA RESULTS DATA-DRIVEN APPROACH YIELDING RESULTS 2016 20172015 2016 2017 2015 20172014 20142017 2017 Desktop Television 1

29 Brand Building Through Innovation, Renovation & Investment 2 Michelle St. Jacques Head of U.S. Brands and R&D

3 Global Brands 30 3 GLOBAL BRANDS, 5 GLOBAL PLATFORMS & FOODSERVICE 5 Global Platforms & Foodservice 1 Condiments & Sauces 2 Cheese 3 Nuts 4 Meals 5 Baby Food FS Foodservice Brand Building Through Innovation, Renovation & Investment 2

3-5 YEAR GOAL 80% of Countries with 2+ Global Brands 31 GLOBAL EXPANSION Brand Building Through Innovation, Renovation & Investment 1 of 3 Global Brands Present 2 of 3 Global Brands Present 3 of 3 Global Brands Present 2016 10% of Countries with 2+ Global Brands 2

32 CLEAR PORTFOLIO ROLES, MARKET-BY-MARKET, HELP US PRIORITIZE PORTFOLIO ROLE DEFINITION MARKET SHARE OBJECTIVE Powerhouse  Large, profitable category leader  Flagship brands / strong position Increase / Maintain Portfolio Bets  On trend categories  Under-indexed, but Right to Win Significant Increase Protect  Strong position in large, but slower growth categories Maintain / Slight Decline Turnaround  Categories / brands in weak position that need renovation Improve Trend Profitable Contributor  Small; stable or “follower” status  Category in decline Maintain / Decrease Foodservice  Channels: QSR, FSR, Retail Host  Categories where KHC has strong retail position / Right to Win Significant Increase BIG BET FOCUS BIG BET FOCUS BIG BET FOCUS Brand Building Through Innovation, Renovation & Investment 2

33 BUILDING BRANDS FOR THE FUTURE Our Approach: 1. Clear & Relevant Brand Positionings 2. Invest to Win Product Quality & Reaching our Consumer 3. Robust Strategy on How to Stretch Brands 4. Move Faster than Competition to Bring Innovation Against New Needstates & Occasions 5. Create Brand Moments that are Part of Culture & Conversation Brand Building Through Innovation, Renovation & Investment 2

RETAIL SALES, $MM 2014 2015 2016 2017 34 HEINZ: A POWERHOUSE BRAND, BUILT FOR THE FUTURE Key Growth Drivers 1. Significant increase in media investment 2. Expansion into new categories & needstates for Ketchup 3. Driving cultural conversation with campaigns like Wiener Stampede & Mad Men 150 year old brand grew 5%+ annually in retail sales since 2015 Highest Ketchup Shares in recent history Brand Building Through Innovation, Renovation & Investment 2

KHC FROZEN MEALS RETAIL SALES GROWTH 35 FROZEN MEALS: A TURNAROUND STORY Key Growth Drivers 1. Launch new brand, Devour, against unmet consumer in category (men) 2. Re-invent the nutritional offering with launch of Smart Made 3. Drive more value on the core Drive category performance to growth after multiple years of decline Single biggest innovation launch in frozen meals in 2016 Brand Building Through Innovation, Renovation & Investment 2 ----2013---- ----2014---- ----2015---- ----2016---- ----2017---- -13.2% -18.9% -17.1% -14.3% +2.5%

2 Optimize Portfolio  New consumers  New occasions  New needs 36 WELL-DEFINED OPPORTUNITIES FOR OUR PORTFOLIO 1 Evolve Iconic Brands to meet today’s consumer preferences  No artificial  Fresh, less processed INNOVATE RENOVATE Brand Building Through Innovation, Renovation & Investment 2 3 Expand into Whitespace  New categories  New markets

37 A ROBUST PIPELINE OF BIG BETS AGAINST KEY OPPORTUNITIES 1 EVOLVE OUR ICONIC BRANDS 2 OPTIMIZE THE PORTFOLIO 3 EXPAND INTO WHITESPACE Brand Building Through Innovation, Renovation & Investment 2

FRESHER, LESS PROCESSED INGREDIENTS Renovation addressed evolving consumer tastes Revitalized category trends Breakthrough marketing campaign that protects the core consumer 38 CORE INNOVATION & RENOVATION AGENDA 1 EVOLVE OUR ICONIC BRANDS Brand Building Through Innovation, Renovation & Investment 2

CORE INNOVATION & RENOVATION AGENDA

KraftHeinz

2 OPTIMIZE THE PORTFOLIO


DEVOUR
P3
PORTABLE PROTEIN PACK
cheesecake
RISERVA
NEW!
NATURAL
Cracker Barrel

NEW CONSUMER NEEDSTATE


P3
PORTABLE PROTEIN PACK
MEAT & CHEESE PLATES
NEW!
NATURAL

KHC is the **category leader**[1] in Adult Meal Combos, P3

Oscar Mayer Natural Protein Plates is **expanding the category**[2]

Best-in-class trial & repeat rates[3]

Brand Building Through Innovation, Renovation & Investment 2

1) Nielsen xAOC L52 W/E 12/30/2017, 2) Nielsen Homescan Panel, Total U.S, 26 W/E 09/23/17, 3) Nielsen Homescan Panel, Total US, Three Periods Post

39

NEW CATEGORY, EXISTING MARKET Younger consumers shifting to better for you options Heinz brand leveraged strong heritage and quality credential in Europe, Australia and Brazil Encouraged Trade-up 40 CORE INNOVATION & RENOVATION AGENDA 3 EXPAND INTO WHITESPACE Brand Building Through Innovation, Renovation & Investment 2

41 CORE INNOVATION & RENOVATION AGENDA NEW CATEGORY, NEW MARKET China’s nut market is large & growing, opportunity for expandable consumption Planters offers superior quality Emphasis on burgeoning ecommerce channel Brand Building Through Innovation, Renovation & Investment 2 3 EXPAND INTO WHITESPACE

*Pro Forma Company Data 42 BIG BET INNOVATION THAT MOVES THE NEEDLE INNOVATION 3-Year Rolling % of Net Sales ~5% ~7% 2015* 2017 Brand Building Through Innovation, Renovation & Investment 2

43 Reinvent Category Management 3 Mike Donohoe Head of Kraft Cheese, Refrigerated Business Unit

44 BUILDING IN-HOUSE CAPABILITIES TO MAXIMIZE IMPACT AT RETAIL Reinvent Category Management CHALLENGE TOOL GOAL Ineffective, inefficient pricing and trade investments Revenue Management Optimize cross-channel price pack architecture, pricing strategy and promo execution Unnecessarily complex portfolio Assortment Management Streamline portfolio with focus on highest velocity, truly incremental SKUs Sub-optimal shelving leading to lost distribution and consumption dollars Planograms Insight-driven shelving for category and Kraft Heinz 3

Conduct deep dive into performance & opportunities Emphasize rigorous & precise analytics Formulate strategy, customize tactics, & test competitive response Build organizational consensus on plan, benefits & potential risks Develop win-win story to assist customer discussion & negotiations Highlight evidenced-based, holistic category strategy Mechanize tracking tools that validate insight effectiveness Establish rituals & routines that create clear internal & external communication channels Execute contingency plans where needed, when necessary 45 ESTABLISHED PROCESS FOR WIN-WIN DECISION MAKING Reinvent Category Management Analyze Plan & Align Communicate Track Troubleshoot 3

Price Pack Architecture  Pack-Price Curve Harmonization  Channel Price Curve Pricing  Category Price Ladder  Elasticity Models / Profit Parabola  Price Compliance & Market Dynamic Tracking Promo  ROI Analysis & Fund Management  Calendar Optimization  Predictive Modeling (Pre-Event)  Post Event Library Mix Management  Price-Value Scorecard  Distribution Compliance Tracker 46 PULLING THE RIGHT LEVERS THROUGH REVENUE MANAGEMENT Reinvent Category Management 13 KHC can maximize CMA by increasing Philly Soft Cream Cheese’s average price by ~75%; existence of VCMC does not impact potential given small elasticities 60 100 80 40 20 6.56.0 160 140 120 0 5.54.52.5 5.04.03.53.0 CMA, $M SOURCE: Nielsen; KHC Promo Data; Team analysis CMA Margin: 60.5% Promoted elasticity3: -1.14 Breakeven elasticity: - 1.65 Non-promo price CMA Margin: 63.1% Non promoted elasticity1: -0.81 Breakeven elasticity: -1.58 • Opportunity to raise non promoted price (assuming competitors do not raise price) • 75% price increase on non promo volume = 52.5% increase Philly Soft CMA by price per lb (non-promoted and promoted)1 Base Price $/lb Retailer GM (assuming VCM)2 Assuming No VCMC Assuming VCMC Promoted Price $/lb 75% price increase to maximize CMA ▪ Opportunity to raise promoted price ▪ 75% price increase on promoted volume leads to a 22.5% increase in average price KHC 2015 volume sales (lbs) 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 30 20 45 10 40 35 25 15 CMA, $M 75% price increase to maximize CMA Promo Non Promo 70% 30% Main priority Promo price 1 Non promoted elasticity defined as: Own + external elasticity (internal removed as volume captured within KHC) 2 Category-wide outcomes based on volume impact from own elasticity (assumes flowback to internal and external brands) 3 Promoted price elasticity not decomposed 75% price increase to maximize CMA FDM ONLY SOFT – IS THE CATEGORY ELASTIC? A1.1 75% price increase to maximize CMA 3

REVENUE MANAGEMENT LEVERS IN ACTION

KraftHeinz

Business Case: In Australia, household composition & Bean usage occasion had changed, but Heinz core pack type had not

Combined shopper data, discrete modeling and game theory to **design solution**

Action: Upsized one SKU, reduced size of another SKU, revamped packaging & price ladder


THE ONE FOR ALL


Price-Pack Architecture
Pricing
REVENUE MANAGEMENT
Mix Management
Promo

Product / Packaging: No/No/No Re-invention

Communication: 28 Week Support of TV, Holiday Print ads, & full digital support

In-Store: Shelf talk, coolers & tearpads

Action: +5% Base Price

Business Case: Bacon had suboptimal good, better, best mix at key retailers

Defined **mandatory SKU compliance** as well as prioritized retailer-specific SKU opportunities

Action: Presented roadmap for retailers to achieve optimal mix



Innovation: New Signature platform

Communication: Don't Run Out of Thanksgiving Media Campaign

In-Store: Shippers, Cross Promo with Heinz Gravy

Action: 2/$3 pricing alignment with Heinz Signature Gravy


Stove Top
Signature

Reinvent Category Management 3

47

PRIORITIZE PERFORMANCE THROUGH ASSORTMENT MANAGEMENT

KraftHeinz


HIGH
Performance (Velocity)
category medium
LOW
Increase Distribution
Improve distribution of top performance SKUs
Protect Core
Keep distribution on top performance SKUs
Long tail preventing focus on best SKUs
Trim the Tail
Drive velocity with best in class POG
Increase Productivity
Distribution (ACV Reach)
HIGH

Consumer Satisfaction | Grow the Category | Concentrate Resources | Reduce Supply Chain Complexity

Reinvent Category Management 3

48

WINNING AT POINT OF PURCHASE WITH PLANOGRAMS

KraftHeinz

INPUTS

- Existing Research
- Prioritized SKU List
- New Innovation

DEFINE OPPORTUNITY



TOTAL COLD CUTS, TUB AND TRAY – TOTAL US FOOD+MASS
RATIONALIZE
DEVELOP
SQUEEZE
NURTURE
Core Brands
OSCAR MAYER
BRAND M
PRIVATE LABEL
BRAND L
BRAND K
BRAND J
BRAND I
BRAND H
BRAND G
BRAND F
BRAND E
BRAND D
BRAND C
BRAND B
BRAND A
Low Rate of sales with small distribution in Total US Food + Mass
Sales Rate ($/store/week)
Incremental Value ($/Store/Week)

TEST & LEARN



Region Report
Sequential Report
The Regions Report graphically represents the likely distribution of visual attention during pre-attentive processing.
The Sequence Report indicates the first 4 most likely eye fixation points, in order.
Any area or object that is identified as one of the first 4 predicted fixations is highly likely to be noticed at first glance, regardless of its 1, 2, 3, or 4 order.



Before
After

Reinvent Category Management 3

49

Before Planogram After Planogram 50 PLANOGRAM IMPACT IN MUSTARD Reinvent Category Management 3

Optimize cross-channel price pack architecture, pricing strategy and promo execution Streamline portfolio with focus on highest velocity, truly incremental SKUs Insight-driven shelving for category and Kraft Heinz 51 IN-HOUSE CAPABILITIES TO MAXIMIZE IMPACT AT RETAIL Revenue Management Assortment Management Planograms Sustainable, Profitable Sales Reinvent Category Management 3

52 Expand Go-To-Market Capabilities 4 Nina Barton President of Global Online & Digital Growth Initiatives

TRADITIONAL RETAIL FOODSERVICE E-COMMERCE 53 FOCUSED INVESTMENTS IN THREE AREAS Expand Go-To-Market Capabilities 4

Identify stores covered by three distinct selling models: Distribution Selling Model, Execution Selling Model, Merchandising Model Design coverage models to complement HQ Sales, focusing on opportunities that drive distribution, innovation, merchandising and incremental sales at the store & division level Leverage advanced analytics, store level data, performance metrics and customer execution plans to identify and capture incremental revenue at the store level 54 TRANSFORMING IN-STORE EXECUTION IN ESTABLISHED MARKETS Expand Go-To-Market Capabilities 4

55 EXTENDING REACH IN LESS DEVELOPED MARKETS Expand Go-To-Market Capabilities KHC’s Key Success Factors for International Go-To-Market 1 4 4 2 3

KRAFT HEINZ FOODSERVICE: A $3.5 BILLION STARTUP

KraftHeinz

	Quick Service Restaurants	Full Service Restaurants	Retail Host	Bars & Taverns	Travel & Leisure	Institutions / non-HORECA B2B[2]
Addressable Market Size[1]	~$160B	~$230B	~$85B	~$50B	~$70B	~$70B
Relevant Geographies	Global	Global	US Canada EMEA Asia Pacific	Latin America EMEA	US Canada EMEA Asia Pacific	US Canada EMEA

Existing Channel Expansion (Quick Service Restaurants, Full Service Restaurants)

Whitespace Opportunity (Retail Host)

Select Expansion based on local market attractiveness & development stage of country (Bars & Taverns, Travel & Leisure, Institutions / non-HORECA B2B)

Expand Go-To-Market Capabilities 4

1) KHC Foodservice Data Collection (June 2016). 2) Non-HORECA B2B includes: Education, Health Care, Military etc.

56

57 UNIQUE OPPORTUNITIES FOR GLOBAL EXPANSION Expand Go-To-Market Capabilities 4 Condiments & Sauces Cheese Nuts Meals Baby Food Foodservice United States Canada UK, Ireland Germany Italy Poland Russia Middle East / Africa Australia, New Zealand China Japan, Korea India Indonesia Brazil Mexico Established, robust Narrow and/or recent CATEGORY PRESENCE Note: Country list is selective, not exhaustive

58 BUILDING AN E-COMMERCE POWERHOUSE Expand Go-To-Market Capabilities 4 KHC Capabilities paired with… ASSORTMENT Set-up, in-stock & available to buy PRICING & PROMOTION Pricing guidelines, guardrails & monitoring mechanisms MERCHANDISING Share of search, Optimized Product rankings & content DIGITAL MARKETING Ignite consideration & conversation …a uniquely KHC Platform Leveraging industry-leading marketing infrastructure Creating compelling mobile experiences across platforms Dedicated team with a focus on where the market is going

59 FOCUSED E-COMMERCE EFFORTS IN TOP GEOGRAPHIES Expand Go-To-Market Capabilities North America  Build dedicated e-commerce team  Apply eCategory management playbook Europe  Prioritize full basket retailers  Deploy eCategory management capabilities APAC  Focus on Baby Food and Planters online  Develop e-commerce specific products 4

60 Create Best-in-Class Operations 5 Marcos Rodrigues Head of the Global Center of Excellence

QUALITY: RECALLS QUALITY: CONSUMER COMPLAINTS SAFETY: TOTAL REPORTABLE INCIDENT RATE (TRIR) 6 3 0 2015 2016 2017 COST: OPERATIONAL COST1 WORKING CAPITAL EFFICIENCY: % OF NET SALES2 2015 2016 20172015 2016 2017 1) Defined as variable ingredient and labor costs + fixed manufacturing and distribution costs (adj. for volume / mix and non-supply chain controlled costs) 2) Defined as [Trade Rec + Inventories + Sold Rec –Trade Payables] / LTM Sales 61 SIGNIFICANT PROGRESS AGAINST BEST-IN-CLASS OPERATING KPIs Create Best-in-Class Operations 5 2015 2016 2017 2015 2016 2017 TRIR < 1

 Value Engineering  E-auction  Low-cost Country Sourcing  Rationalize manufacturing & distribution footprint  Outsource non-core SKUs, repatriate high-volume SKUs  Improve line flexibility and capacity to meet business needs  Automate planning and process  Implement Enterprise Resource Planning  Optimize network  Global ZBB adoption  Share best practices  Leverage Global Center of Excellence (GCOE) 62 OPERATING EXCELLENCE FOCUSED ON FOUR AREAS Create Best-in-Class Operations 5 COST SERVICE QUALITY SAFETY

63 GLOBAL CENTER OF EXCELLENCE TO DRIVE BEST PRACTICES Create Best-in-Class Operations 5 Capabilities  Process standardization across geographies  Improve policy, procedures, guidelines  Steer transformational projects Projects  Measure & map opportunities  Design steps and deliverables  Equip zones Results  Transparent & challenging targets  Remove bottlenecks  Empower people to deliver commitments

TRIR - 64 AMBITION TO BE THE BEST Create Best-in-Class Operations 5 COST Become the most cost efficient operation in the industry SERVICE Be regarded by customers as the best service level in the industry QUALITY Achieve & sustain zero recalls globally & become global benchmark on consumer complaints SAFETY All zones achieving & sustaining TRIR below 1

65 Recruit, Develop, & Align our People 6 Melissa Werneck Global Head of People, Performance and Information Technology

66 KRAFT HEINZ CULTURE Recruit, Develop, & Align our People 6 OWNERSHIP HIGH PERFORMANCE MERITOCRACY LOVE FOR BRANDS DREAMING BIG

67 AN INTEGRATED GLOBAL WORKFORCE EMPLOYEES BY TYPE Full Time 97% Part Time 2% Seasonal 1% Total 100% EMPLOYEES BY GENDER Female 38% Male 62% EXECUTIVE LEADERSHIP TEAM African American 5% Asian 5% Hispanic or Latino 50% Non-U.S. 12% White 28% WOMEN IN MANAGEMENT ROLES Total 30% Recruit, Develop, & Align our People 6 RECRUITING TRAINING ALIGNING MOTIVATING

68 RECRUITING FUTURE LEADERS 2,401 Applicants 70 Final Round 20 Offers Recruit, Develop, & Align our People 6 RECRUITING TRAINING ALIGNING MOTIVATING 1,042 Applicants 35 Final Round 14 Offers 1,572 Applicants 75 Final Round 29 Offers 1,437 Applicants 36 Final Round 14 Offers 57,000+ Applicants 310 Final Round 107 Offers 30 U.S. Corporate Management Trainees* 1% of candidates receive offers 30% of former interns accept offers 368% increase in applicants 13 U.S. Business Development Trainees* 1.3% of candidates receive offers 160% increase in applicants 20 U.S. Manufacturing Trainees* 1.8% of candidates receive offers 337% increase in applicants 13 U.S. MBAs* 1% of candidates receive offers 30% of former interns accept offers 800% increase in applicants 113 International Trainees* Less than 1% of candidates receive offers Placed in corporate, business development and manufacturing roles *Annual target for new trainee hires, including former interns excluded from application process. Data from Fall, 2017

69 TRAINING TO DEVELOP TALENT Learning & Development Platform  Assess capabilities & Identify gaps  Boosting performance & filling knowledge gaps  Personalized approach with Interactive courses Ownerversity Academies  5 Comprehensive Academies: Marketing, Sales, Leadership, Problem Solving Methodology and R&D  Centralized training materials  Global & Factory Employee rollout forthcoming Recruit, Develop, & Align our People 6 RECRUITING TRAINING ALIGNING MOTIVATING

70 7,400+ Employees worldwide took part in 2018 MBO Cascade Challenging Initiatives Driven by KHC Goals Meaningful Deliverables tie directly to KHC Results Aligning Complete Organizational Cohesion Leading Cascade from and sign off by CEO ALIGNING BEHIND BUSINESS OBJECTIVES Recruit, Develop, & Align our People 6 RECRUITING TRAINING ALIGNING MOTIVATING

Targeting a higher incentive pay than peers ensuring above market Total Target Cash Compensation 71 MOTIVATING OUR PEOPLE You… as an individual or team deliver against your objective We… as an organization deliver against our objective How We Pay for Performance: Recruit, Develop, & Align our People 6 RECRUITING TRAINING ALIGNING MOTIVATING

72 SUSTAINABLE, LONG-TERM VALUE CREATION David Knopf Chief Financial Officer

* Organic Net Sales and EBITDA (Earnings Before Interest, Depreciation and Amortization) are non-GAAP measures. Please refer to our quarterly earnings releases for more information on the Non-GAAP measures we disclose. 73 ATTRACTIVE RETURN POTENTIAL IN CONSUMER STAPLES Consistent, run-rate Organic Net Sales* growth  Developed markets growing at population growth +/- inflation  Developing markets growing better than population growth +/- inflation as middle class expands Stable, run-rate EBITDA* growth  Reflecting a combination of:  Volume growth and improved product mix  Fixed cost leverage  Ongoing cost savings initiatives  Deviation from trend in any given year typically driven by  Brand strength vis-à-vis commodity cycles and/or price-based competition  Investment cycle versus cost savings curve Substantial, consistent cash flow generation

74 KRAFT HEINZ LONG-TERM FINANCIAL GOALS Profitable Sales Growth  Data-driven marketing for competitive advantage  Build brands through innovation, renovation and investments  Reinvent category management  Expand go-to-market capabilities Best in Class Margins  Best-in-class operations  Ownership mentality  Recruit, develop and align our people Superior Return of Capital with Strong Balance Sheet  Sustainable, top tier EPS growth  Industry-leading cash flow generation  Commitment to a strong dividend payout

75 PERFORMANCE SINCE THE KRAFT HEINZ MERGER  Delivered, exceeded or on track with every commitment made at 2015 merger announcement  Stable sales and market share performance despite significant steps to transform North American business  Integration Program delivered more cumulative savings than originally expected  Constant-currency EBITDA grew more than net Integration Program savings  Significant actions to reduce financial risk  Deleveraged consistent with commitment to strong and improving Investment Grade credit rating

76 KRAFT HEINZ COMMITMENT TO INVESTMENT GRADE PROFILE Business Strengths  Significant scale with unparalleled brands and leading category positions  Broad geographic footprint and product offerings with substantial international whitespace  Strong margins and cash flow generation enhanced through cost savings Balanced Financial Policy  Maintain ongoing medium-term net leverage target of 3.0x  Appropriate commitments regarding return of capital to shareholders  Deploy excess cash against opportunities on a risk-adjusted return basis Long-Term Anchor Shareholders  Committed, long-term anchor shareholders (Berkshire Hathaway and 3G Capital)  Management team with long track records of stability and success

A UNIQUE OPPORTUNITY IN CONSUMER STAPLES